UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 19, 2022 (July 13, 2022)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Summary.

Clearday, Inc. (“Clearday” or the “Company”) refinanced existing factoring facilities and obtained additional financings in the amount of approximately $233,000, net of repayment of such facilities and prior to the payment of fees and expenses, including placement fees. The net proceeds from these financings will be used to fund innovative services at Clearday, including robotic services and expansion of additional services to be provided in Clearday’s residential care communities.

Factoring Agreements.

MCA New Braunfels

A subsidiary of Clearday: MCA New Braunfels Operating Company LLC (“MCA New Braunfels”), entered into a Future Receipts Sale and Purchase Agreement (“NB Agreement”) with an institutional financing party (“Buyer”) to sell $434,700 of future sales of MCA New Braunfels for a purchase price of $315,000. Such amount was used to pay an existing similar facility and general working capital. The outstanding amount of the existing facility that was repaid in full was approximately $207,000 and was paid in full after a discount provided by the Buyer. The Buyer extended a discount of approximately . Under the NB Agreement, MCA New Braunfels sold to Buyer a specified percentage of its future receipts (as defined by the NB Agreement), which include the future resident revenues in the residential care facility. MCA New Braunfels paid origination and other fees, which resulted in a net aggregate amount of $96,983. The NB Agreement provides Buyer specified customary collection procedures for the collection and remittance of the weekly payable amount including direct payments from a specified authorized bank account of approximately $15,525, an increase of approximately $5,665 from the weekly remittances payable under the facility that was repaid in full. The NB Agreement expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale of receivables at a discount, and not a loan; that the title to the sold future sales is transferred to Buyer under such agreement free and clear of all liens; and includes customary remedies that may be exercised by Buyer upon a breach or default, including payment of attorney fees and costs of collection. The NB Agreement also provides customary provisions regarding, among other matters, representations, warranties and covenants, further assurances, indemnification, arbitration, governing law and venue. The NB Agreement also provides for the grant by MCA New Braunfels of a security interest in the future receivables and other related collateral under the Uniform Commercial Code in accounts and proceeds in the event that the future receipts are “accounts” or “payment intangibles” under the Uniform Commercial Code.

James Walesa, the Company’s Chairman and Chief Executive Officer signed a separate Personal Guaranty of Performance to Buyer that provides his irrevocable, absolute, and unconditional personal guaranty of all of the obligations under the NB Agreement to Buyer. Such guaranty provides customary provisions, including representations, warranties and covenants. Affiliates of MCA New Braunfels also guaranteed the obligations under the NB Agreement.

The foregoing descriptions of the NB Agreement and the related Personal Guaranty of Performance are not complete and are qualified in their entirety by reference to the full text of such agreements, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

MCA Westover

A subsidiary of Clearday: MCA Westover Hills Operating Company LLC (“MCA Westover”), entered into a Revenue Purchase Agreement (“Westover Agreement”) with an institutional financing party (“Funder”) to sell $345,000 of future sales of MCA Westover for a purchase price of $250,000. Such amount was used to pay existing similar facilities and general working capital. The outstanding amount of the existing facilities that were repaid in full was approximately $129,698 and was paid in full after a discount provided by the Funder. Under the Westover Agreement, MCA Westover sold to Funder a specified percentage of its future receipts (as defined by the Westover Agreement), which include the future resident revenues in the residential care facility. MCA Westover paid origination and other fees, which resulted in a net aggregate amount of $96,983. The Westover Agreement provides Funder specified customary collection procedures for the collection and remittance of the weekly payable amount including direct payments from a specified authorized bank account of approximately $12,321, an increase of approximately $4,950 from the facility that was repaid in full. The Westover Agreement expressly provides that the sale of the future receipts shall be construed and treated for all purposes as a true and complete sale of receivables at a discount, and not a loan; that the title to the sold future sales is transferred to Funder under such agreement free and clear of all liens; and includes customary remedies that may be exercised by Funder upon a breach or default, including payment of attorney fees and costs of collection in an amount that is equal to 30% of the then outstanding obligations under the Westover Agreement. The Westover Agreement also provides customary provisions regarding, among other matters, representations, warranties and covenants, further assurances, indemnification, arbitration, governing law and venue. MCA Westover also signed a Security Agreement and Guaranty of Performance to Funder that provides for the grant by MCA Westover of the accounts, proceeds and other collateral stated therein under the Uniform Commercial Code.

James Walesa, the Company’s Chairman and Chief Executive Officer signed a separate Guaranty of Performance to Funder that provides his irrevocable, absolute, and unconditional personal guaranty of all of the obligations under the Westover Agreement to Funder. Such guaranty provides customary provisions, including representations, warranties and covenants.

The foregoing descriptions of the Westover Agreement and the related Security Agreement and Guaranty of Performance are not complete and are qualified in their entirety by reference to the full text of such agreements, filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1	Future Receipts Sale and Purchase Agreement dated as of July 13, 2022 by and among MCA New Braunfels Operating Company LLC (“MCA New Braunfels”) and Cloudfund LLC d/b/a Samson Group including the Personal Guaranty of Performance dated as of even date by James Walesa in favor of such purchaser.
10.2	Revenue Purchase and Security Agreement and Guaranty of Performance dated as of July 13, 2022 by and among MCA Westover Hills Operating Company LLC (“MCA Westover”) and Samson MCA LLC including the Guaranty of Performance dated as of even date by James Walesa.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer
Dated July 19, 2022